EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing by Terra Nova Financial Group, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ended September 30, 2006 (the "Report"), I, M. Patricia Kane, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 19, 2006

/s/ M. Patricia Kane
--------------------
M. Patricia Kane
Chief Financial Officer

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.




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